UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☑	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DURA AUTOMOTIVE SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DURA AUTOMOTIVE SYSTEMS, INC.
2791 Research Drive
Rochester Hills, Michigan 48309

To All Holders of Common Stock of
Dura Automotive Systems, Inc.

The Board of Directors of Dura Automotive Systems, Inc. (formerly known as New Dura, Inc. and referred to herein as the “Company”) is soliciting your consent to amend the Registration Rights Agreement, dated June 27, 2008 (the “Registration Rights Agreement”), by and among the Company and the holders of the Company’s Series A Redeemable Voting Mandatorily Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”), in order to permit the Company to terminate its periodic reporting obligations under Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act” and such amendment, the “Proposed Amendment”). We ask that you return your written consent as soon as possible, but in any event no later than 5:00 p.m. EST on February 20, 2009 (the “Consent Date”).

The Board believes that it is in the best interest of the Company and its stockholders to be able to terminate the Company’s reporting obligations under Section 13(a) of the Exchange Act. The Common Stock is currently registered under Section 12(g) of the Exchange Act, requiring the Company to file annual, quarterly and other reports with the Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a) of the Exchange Act. As a result of having less than 300 holders of record of its Common Stock, par value $0.01 per share (the “Common Stock”), the Company currently is eligible to terminate the registration of its Common Stock pursuant to Rule 12(g)-4 promulgated under the Exchange Act. However, Section 9 of the Registration Rights Agreement currently prohibits the Company from taking any action to terminate or suspend its reporting obligations under Section 13(a) or 15(d) of the Exchange Act without the consent of the holders of at least a majority of the Company’s Common Stock then outstanding. The Proposed Amendment would delete this provision from the Registration Rights Agreement and instead require that the Company furnish to the holders of the Common Stock, some, but not all, of the information that would be contained in the annual and quarterly reports that it would be required to file with the Commission under Section 13(a) or 15(d) of the Exchange Act. The text of the Proposed Amendment is set forth in the enclosed Consent Solicitation Statement under the heading “The Proposed Amendment” and the entire amendment is attached as Exhibit A thereto. The Company wishes to be able to terminate its reporting obligations under Section 13(a) in order to conserve the substantial Company resources currently expended in connection with the preparation and filing of annual, quarterly and other periodic reports with the Commission.

As third party beneficiaries of the reporting covenant contained in the Registration Rights Agreement and any amendments thereto, the holders of the Company’s Common Stock are entitled to give their consent to the Proposed Amendment. Each share of Common Stock entitles the holder thereof to one vote upon the Proposed Amendment. In accordance with the terms of the Registration Rights Agreement, the holders of the Preferred Stock are not entitled to vote on the Proposed Amendment with the holders of the Common Stock, on an as-converted basis or otherwise.

The affirmative vote of the persons shown on the records of the registrar for the Common Stock as registered holders (referred to herein as “holders”) of a majority of the outstanding shares of Common Stock as of 5:00 p.m. EST on January 15, 2009 (the “Record Date”) must give their written consent to the Proposed Amendment before it can become effective. Beneficial owners and holders of the Common Stock as of the Record Date are entitled to receive notice of this solicitation and holders are entitled to give their consent with respect to the Proposed Amendment.

Beneficial owners of the Common Stock (“Beneficial Holders”) who wish to consent to the Proposed Amendment by executing a Letter of Consent (enclosed herewith) and whose shares of Common Stock are held, as of the Record Date, in the name of a broker, dealer, commercial bank, trust company or other nominee institution, must contact such nominee promptly and instruct such nominee, as the holder of record of such Common Stock, to execute and deliver a Letter of Consent promptly on behalf of such consenting Beneficial Holders on or prior to the Consent Date. Otherwise, if you are a Beneficial Holder your consent may not be given effect, which would have the same result as a vote against the Proposed Amendment.

We expect that the Proposed Amendment will become effective as soon as we receive consents from the holders of a majority of the outstanding shares of Common Stock. We expect the effective date of the Proposed Amendment to be as soon as possible, but in any event no later than February 20, 2009.

The Board of Directors asks you to consent to the Proposed Amendment. The Proposed Amendment and other related matters are more fully described in the accompanying Consent Solicitation Statement and Letter of Consent, each of which form a part of this Notice. We encourage you to read these materials carefully. In addition, you may obtain information about the Company from documents that we have filed with the Commission.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU CONSENT TO THE PROPOSED AMENDMENT. PLEASE COMPLETE, SIGN, AND RETURN THE ACCOMPANYING LETTER OF CONSENT BY THE CONSENT DATE.

By Order of the Board of Directors,

Rochester Hills, Michigan January 20, 2009	Timothy D. Leuliette Chairman, President and Chief Executive Officer

2

DURA AUTOMOTIVE SYSTEMS, INC.
2791 Research Drive
Rochester Hills, Michigan 48309
Telephone: (248) 299-7500

CONSENT SOLICITATION STATEMENT

GENERAL

This Consent Solicitation Statement and the accompanying Letter of Consent are being mailed in connection with the solicitation of written consents by the Board of Directors of Dura Automotive Systems, Inc. (formerly known as New Dura, Inc.), a Delaware corporation (the “Company” or “Dura”). These materials relate to the solicitation of consents (the “Solicitation”) from holders of the Company’s common stock, par value $0.01 per share (“Common Stock”) to the proposed amendment of the Registration Rights Agreement, dated June 27, 2008 (the “Registration Rights Agreement”), by and among the Company and the holders of the Company’s Series A Redeemable Voting Mandatorily Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”), in order to permit the Company to terminate its periodic reporting obligations under Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act” and such amendment, the “Proposed Amendment”). These materials are first being mailed to stockholders of record beginning on approximately January 20, 2009. Consents are to be submitted to the Company at the address of the Company stated above as soon as possible, but in any event no later than 5:00 p.m. EST on February 20, 2009 (the “Consent Date”).

VOTING RIGHTS AND SOLICITATION

The affirmative vote of the persons shown on the records of the registrar for the Common Stock as registered holders (referred to herein as “holders”) of a majority of the outstanding shares of Common Stock as of 5:00 p.m. EST on January 15, 2009 (the “Record Date”) must give their written consent to the Proposed Amendment before it can become effective. Beneficial owners and holders of the Common Stock as of the Record Date are entitled to receive notice of this solicitation and holders are entitled to give their consent with respect to the Proposed Amendment. Each share of Common Stock, entitles the holder thereof to one vote upon the Proposed Amendment. In accordance with the terms of the Registration Rights Agreement, holders of the Preferred Stock are not entitled to vote on the Proposed Amendment on an as-converted basis or otherwise. As of the close of business on the record date, the Company had 7,234,060 shares of Common Stock outstanding.

Only holders are eligible to consent to the Proposed Amendment. Any beneficial owner of the Common Stock whose shares are held as of the Record Date in the name of a broker, dealer, commercial bank, trust company or other nominee institution (each, a “Beneficial Holder”) who is not a holder (i.e., holder of record) of such Common Stock must contact such nominee promptly and instruct such nominee, as the holder of record of such Common Stock, to execute and deliver a Letter of Consent (enclosed herewith) promptly on its behalf on or prior to the Consent Date. Otherwise, if you are a Beneficial Holder and your consent is not executed and/or delivered, the consent will not be given effect, which will have the same result as a vote against the Proposed Amendment.

For purposes of the Consent Solicitation, The Depository Trust Company (“DTC”) has authorized DTC participants (“Participants”) set forth in the DTC position listing as of the Record Date to execute Letters of Consent as if they were the holders of the Common Stock held of record in the name of DTC or in the name of its nominee, Cede & Co. Accordingly, for purposes of the Solicitation, the term “holder” shall be deemed to include such Participants.

Holders who wish to consent must deliver their properly completed and executed Letters of Consent to the Information and Tabulation Agent as set forth on the back cover page of this Consent Solicitation Statement and in the Letter of Consent in accordance with the instructions set forth herein and therein. Consents should not be delivered to the Company, however, the Company reserves the right to accept any consent received by the Company.

The Company is seeking consents as a single proposal for the entire Proposed Amendment. Accordingly, a consent purporting to consent to only part of the Proposed Amendment will not be valid and will be counted as a negative vote, as will abstentions (including failures to return completed Letters of Consent) and broker non-votes.

We expect that the Proposed Amendment will become effective as soon as we receive consents from the holders of a majority of the outstanding shares of Common Stock. We expect the effective date of the Proposed Amendment to be as soon as possible, but in any event no later than February 20, 2009.

Any holder executing a Letter of Consent has the power to revoke it at any time before the Consent Date (or, if earlier, the date on which at least the minimum number of shares have consented in order to approve the Proposed Amendment) by delivering written notice of such revocation to the Secretary of the Company at the address of the Company stated above. Any notice of revocation received after the effective date of the Proposed Amendment will not be effective. The cost of soliciting written consents will be paid by the Company and may include reimbursement paid to brokerage firms and others for their expense in forwarding solicitation material.

Holders of Common Stock who wish to consent to the Proposed Amendment should deliver a properly completed Letter of Consent signed by or on behalf of such holder by mail, hand delivery, overnight courier or by facsimile or electronic transmission (with an original delivered subsequently) in accordance with the instructions contained therein to D.F. King & Co. Inc. (the “Information and Tabulation Agent”). The Company shall have the right to determine whether any purported consent satisfies the requirements of the Solicitation, and any such determination shall be final and binding on the holder who delivered such consent or purported consent.

Questions concerning the terms of the Solicitation should be directed to Information and Tabulation Agent at (800) 290-6426 (toll-free). Requests for assistance in completing and delivering a Letter of Consent or requests for additional copies of this Consent Solicitation Statement, the Letter of Consent or other related documents should be directed to Information and Tabulation Agent at (212) 269-5550.

Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, the Company reserves the right at any time on or prior to the business day following the Consent Date to (i) prior to the satisfaction of all conditions to the Solicitation, terminate the Solicitation for any reason, (ii) extend the Solicitation from time to time if any condition to this Solicitation has not been met or waived, (iii) amend the terms of the Solicitation, or (iv) waive any of the conditions to the Solicitation, subject to applicable law.

The statements made in this Consent Solicitation Statement are made as of the date of this Consent Solicitation Statement and delivery of this Consent Solicitation Statement or the accompanying materials at any time does not imply that the information herein or therein is correct as of any subsequent date. The information provided in this Consent Solicitation Statement is based upon information provided solely by the Company.

The Solicitation is not being made to, and a Letter of Consent will not be accepted from or on behalf of a holder in any jurisdiction in which the making of the Solicitation or the acceptance thereof would not be in compliance with the laws of such jurisdiction. However, the Company may, in its discretion, take such action as it may deem necessary to lawfully make the Solicitation in any such jurisdiction and to extend the Solicitation to any holder in such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Solicitation to be made by a licensed broker or dealer, the Solicitation will be deemed to be made on behalf of the Company by one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

THIS IS A REQUEST FOR STOCKHOLDER APPROVAL BY WRITTEN CONSENT. YOU ARE REQUESTED TO INDICATE WHETHER YOU APPROVE OF THE PROPOSED CORPORATE ACTION ON THE FORM ENCLOSED FOR THAT PURPOSE AND TO RETURN THAT FORM TO US.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Unless otherwise noted, the following table sets forth certain information regarding the beneficial ownership of the common stock of Dura as of January 2, 2009 by (i) the beneficial owners of more than 5% of any class of equity securities of Dura, (ii) each director, director nominee and named executive officer of Dura and (iii) all directors and executive officers of Dura as a group. As of June 27, 2008 (the “Effective Date”), all shares of Dura’s existing Class A common stock were cancelled and Dura issued shares of its new Common Stock and its new Preferred Stock pursuant to its Revised Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (With Further Technical Amendments), dated May 12, 2008 (the “Plan”), as confirmed by an order of the United States Bankruptcy Court for the District of Delaware entered on May 13, 2008. To the knowledge of Dura, each of the stockholders listed in the table below has sole voting and investment power as to the shares listed unless otherwise noted. Beneficial ownership of the equity securities listed in the table below has been determined in accordance with the applicable rules and regulations promulgated under the Exchange Act. Unless otherwise indicated in the footnotes, each person’s address is care of Dura, 2791 Research Drive, Rochester Hills, Michigan 48309. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days of January 15, 2009 are treated as outstanding only for determination of the number and percent owned by such group or person.

	Beneficial Ownership		Beneficial Ownership
	Preferred Stock		Common Stock
Directors, Nominees, Officers	Number of	Percent	Number of	Percent
and 5% Stockholders	Shares	of Class	Shares	of Class

Timothy D. Leuliette	0	*	0	*
Lawrence A. Denton(1)	0	*	0	*
Jeffrey M. Stafeil	0	*	0	*
Nick G. Preda(2)	0	*	0	*
C. Timothy Trenary(3)	0	*	0	*
Theresa L. Skotak	0	*	0	*
David T. Szczupak(4)	0	*	0	*
Fred Bentley	0	*	0	*
Andrew B. Mitchell(5)	907,017	38.4%	2,262,724	31.3%
Robert S. Oswald	0	*	0	*
Peter F. Reilly	0	*	0	*
Pacificor LLC(6)	907,017	38.4%	2,262,724	31.3%
All directors and executive officers as a group (7 persons)	907,017	38.4%	2,262,724	31.3%

*	Less than one percent

(1)	Mr. Denton served as principal executive officer of Dura from 2003 to July 16, 2008.

(2)	Mr. Preda served as principal financial officer of Dura from June 20, 2008 to November 30, 2008.

(3)	Mr. Trenary served as principal financial officer of Dura from September 16, 2007 to June 20, 2008.

(4)	Mr. Szczupak resigned as chief operating officer of Dura effective July 3, 2008.

(5)	Mr. Mitchell is the Managing Member, Chief Executive Officer and Chief Investment Officer of Pacificor, LLC (“Pacificor”) and an officer of various Pacificor affiliates. Due to his status as a control person of Pacificor, Mr. Mitchell may be deemed to be the beneficial owner of an aggregate of 2,262,724 shares of Common Stock and 907,017 shares of Preferred Stock deemed to be held by Pacificor and its affiliates. The address of Mr. Mitchell is 740 State Street, Suite 202, Santa Barbara, California, 93101.

(6)	Pacificor LLC and its affiliates, Pacificor Insurance Fund LP, Pacificor Fund LP, Pacificor Fund II LP, Pacificor Offshore Fund LLC and Andrew B. Mitchell reported on a Schedule 13-D/A as of December 31, 2008, sole voting and dispositive power with respect to 2,262,724 shares of Common Stock, representing 31.3% of the outstanding shares of Common Stock at that time and 907,017 shares of Preferred Stock representing 38.4% of the outstanding shares of Preferred Stock at that time. The address of the principal office of each of Pacificor LLC, Pacificor Insurance Fund LP, Pacificor Fund LP and Pacificor Fund II LP is 740 State Street, Suite 202, Santa Barbara, California, 93101. The address of the principal office of Pacificor Offshore Fund Ltd is c/o Appleby Trust (Cayman) Limited, Clifton House, P.O. Box 1350 GT, 75 Fort Street, Grand Cayman, Cayman Islands.

THE PROPOSED AMENDMENT

APPROVAL OF THE REGISTRATION RIGHTS AGREEMENT AMENDMENT
TO PERMIT THE COMPANY TO TERMINATE ITS REPORTING OBLIGATIONS
UNDER SECTION 13(a) OF THE EXCHANGE ACT

General

The Board of Directors is requesting stockholder approval of an amendment to the Registration Rights Agreement in order to permit the Company to terminate its reporting obligations under Section 13(a) of the Exchange Act in favor of furnishing holders of the Common Stock with some, but not all, of the information that would be contained in the annual and quarterly reports that it would be required to file with the Commission under Section 13(a) or 15(d) of the Exchange Act. The text of the Proposed Amendment is set forth below under the heading “The Proposed Amendment.” A copy of the Proposed Amendment is annexed to this Consent Solicitation Statement as Exhibit A. If approved by the holders of a majority of the outstanding shares of Common Stock, the Proposed Amendment will become effective as soon as the Company receives consents from the holders of a majority of the outstanding shares of Common Stock. The Proposed Amendment has been approved by all of the directors of the Company. By delivering a properly executed and completed Letter of Consent, a holder consents to the appointment of authorized officers of the Company as its attorney-in-fact and agent to execute the First Amendment to the Registration Rights Agreement on its behalf.

Background

Bankruptcy and Reorganization

On the Effective Date, Old Dura, Inc. (formerly known as Dura Automotive Systems, Inc. and referred to herein as “Predecessor”), Dura Operating Corp. and certain of their domestic affiliates satisfied, or otherwise obtained a waiver of, each condition precedent to the effective date specified in the Plan, as confirmed by an order of the United States Bankruptcy Court for the District of Delaware entered on May 13, 2008.

As contemplated by the Plan, prior to and on the Effective Date, the Predecessor took part in a corporate reorganization. In early June 2008, nominees for the creditors formed three new Delaware corporations, including the Company (initially formed as New Dura, Inc.), along with its wholly-owned direct subsidiary, New Dura Holdco, Inc. (“New Dura Holdco”), and its wholly-owned indirect subsidiary, New Dura Opco, Inc. (“New Dura Opco”). On the day before the Effective Date, the Predecessor amended its certificate of incorporation to change its name to “Old Dura, Inc.” and immediately thereafter the Company amended its certificate of incorporation to change its name to “Dura Automotive Systems, Inc.” Then, through a series of transactions consummated on the Effective Date:

•	The Predecessor sold substantially all of its assets to New Dura Holdco and New Dura Opco in exchange for shares of Common Stock and shares of Preferred Stock;

•	The Company issued shares of Preferred Stock to the lenders under its new senior secured second lien credit facility as consideration for providing the facility;

•	Except to the extent otherwise provided in the Plan, the Predecessor’s notes, stock, instruments, certificates, and other documents evidencing the claims relating to the Predecessor’s senior notes, subordinated notes, convertible subordinated debentures, convertible trust guarantees and equity interests (including all the shares of the Predecessor’s Class A Common Stock, par value $0.01 per share, which were outstanding as of June 1, 2007) existing immediately prior to the Effective Date were cancelled; and

•	The Predecessor distributed the Common Stock to holders of certain allowed general unsecured claims, and the Preferred Stock to the holders of allowed second lien facility claims.

Reporting Obligations

The Company is the successor registrant to Old Dura pursuant to Rule 12g-3 under the Exchange Act. The Common Stock is registered under Section 12(g) of the Exchange Act and is therefore subject to the reporting requirements of Section 13(a) of the Exchange Act.

As of January 1, 2009, the Company had 48 holders of record of its Common Stock. Therefore, pursuant to Section 15(d) of the Exchange Act, the Company’s reporting requirements under the same section have been automatically suspended by operation of law. The Company intends to file a Form 15 with the Commission for notice purposes in accordance with Rule 15(d)-6 after the Proposed Amendment becomes effective. The Company currently also is eligible to terminate the registration of its Common Stock pursuant to Rule 12(g)-4 promulgated under the Exchange Act as a result of having less than 300 holders of record of its Common Stock.

Neither the Common Stock nor the Preferred Stock is listed on any national securities exchange and presently both the Common Stock and the Preferred Stock are ineligible to trade on the Over-The-Counter Bulletin Board because the Company is not current in its reporting obligations with the Commission. While the Common Stock and the Preferred Stock are each currently eligible to trade on the Pink Sheets, the Company is wholly dependent on third-party market-makers to make a market with respect to each class of shares, which no market-maker has undertaken to date.

The Registration Rights Agreement

In connection with its emergence from Chapter 11, on the Effective Date the Company entered into the Registration Rights Agreement with holders of its Preferred Stock, providing registration rights applicable to such holders’ shares of Preferred Stock and Common Stock and providing all holders of the Common Stock with limited third party beneficiary rights under Section 9, the reporting covenant (the “Reporting Covenant”) and any amendments thereto. The Reporting Covenant currently requires that the Company not take any action to terminate or suspend its reporting obligations under Section 13(a) or 15(d) of the Exchange Act without the approval of the holders of a majority of its Common Stock then-outstanding (which vote shall not include the vote of the holders of Preferred Stock on an as-converted basis or otherwise) prior to the earlier of (1) three years after the Effective Date or (2) the date on which the Company merges with or into or consolidates with another entity or sells all or substantially all of its assets to another entity, in any case other than a direct or indirect wholly-owned subsidiary of the Company.

The Proposed Amendment

A copy of the Proposed Amendment is annexed to this Consent Solicitation Statement as Exhibit A. The Proposed Amendment would delete the current text of Section 9 of the Registration Rights Agreement in its entirety (as set forth below) and replace it with the proposed language (also as set forth below). For purposes of this section, capitalized terms used but not defined herein shall have the meanings attributed to them in the Registration Rights Agreement.

Current Text of Section 9 of the Registration Rights Agreement (to be deleted)

“9.  Reporting Obligations

Prior to the earlier of (i) the third anniversary of the Effective Date and (ii) the date on which the Company consolidates with, or merges with or into, another Person, or the Company sells, conveys, assigns, transfers, leases or otherwise disposes of all or substantially all of the assets of the Company, determined on a consolidated basis, to any Person, in any case other than a Person which is a direct or indirect wholly-owned subsidiary of the Company, the Company shall not take any action to terminate or suspend its reporting obligations under Section 13(a) or 15(d) the Exchange Act without the affirmative vote of the holders of a majority of the voting power of Common Stock (the “Common Stock Vote”). For the avoidance of doubt, the holders of the Preferred Stock shall not vote on an as-converted basis with respect to the Common Stock Vote.”

Text of the Proposed Amendment (to be inserted in place of the deleted text)

“9.  Financial Reporting and Exchange Act Registration

(a) Financial Reporting.  So long as the Company is not required to file reports and other information with the Securities and Exchange Commission, the Company will furnish to the holders of its shares of common stock the following information in the manner proscribed below:

(1) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited consolidated balance sheets of the Company and its Subsidiaries (other than, to the extent not required to be included therein under generally accepted accounting principles (“GAAP”), any foreign subsidiary with respect to which bankruptcy, insolvency, administration or similar proceedings have commenced) as at the end of such fiscal quarter and the related unaudited consolidated statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous fiscal year; and

(2) within 120 days after the end of such fiscal year (other than the fiscal year ending December 31, 2008, in which case the period shall be 180 days), (i) the consolidated balance sheets of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the previous fiscal year; and (ii) with respect to such consolidated financial statements a report thereon of Deloitte & Touche LLP or other independent certified public accountants of recognized international standing selected by the Company (which report shall be unqualified as to scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards).

The financial information referenced in clauses (1) and (2) above shall be accompanied by commentary from the Company explaining the results of operations for the most recently completed period and the overall condition of the Company’s business. The Company shall either maintain a website to which holders of the common stock and prospective investors are given access to the financial information referred to in clauses (1) and (2) above or distribute via electronic mail such financial information to holders of the common stock and prospective investors who request to receive such distributions).

(b) Exchange Act Registration.  Beginning after June 30, 2010, the holders representing not less than 25% of the Company’s outstanding shares of common stock may require the Company to register its common stock under Section 12 of the Exchange Act, such that the Company thereafter becomes obligated to file reports and other information with the Securities and Exchange Commission. Such registration demand shall be signed by the requisite number of holders and otherwise be made by giving written notice to the Company (the “Registration Notice”). Upon receipt of the Registration Notice, the Company shall use its commercially reasonable efforts to effect the registration, and pursuant thereto the Company shall prepare and file with the Commission a registration statement on Form 10 (or any successor form) with respect to such common stock within 120 days of its receipt of the Registration Notice and use its commercially reasonable efforts to cause such registration statement to become effective under the Exchange Act within 180 days of its filing with the Securities and Exchange Commission. Notwithstanding the foregoing, the Company shall be entitled to postpone, for a reasonable period of time, the filing of, or the effectiveness of, the registration statement, if the Board determines in its reasonable good faith judgment that it possesses material nonpublic information the disclosure of which would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its consolidated Subsidiaries; provided that (i) the duration of such postponement or suspension (a “Suspension Period”) may not exceed more than 90 consecutive days or more than 120 days in the aggregate in any 12 month period, and (ii) the Company may not effect any suspension under this provision more than one time in any 12 month period. Such Suspension Period may be effected only if the Board determines in its good faith that such suspension is in the best interest of the Company and its stockholders. The 120 and 180 day periods set forth above shall be tolled during any Suspension Period. The Company shall be responsible for all expenses incident to the registration of the common stock contemplated hereby.”

Actions to be Taken by the Company On or After the Effective Date of the Amendment

Shortly after the Proposed Amendment becomes effective, the Company intends to file a Form 15 with the Commission in order to (1) terminate the registration of the Common Stock under Section 12(g) pursuant to Rule 12g-4(a)(i) of the Exchange Act and (2) notify the Commission of the suspension of its reporting obligations under Section 15(d) of the Exchange Act pursuant to the provisions of the same section. Upon the filing of the Form 15, the Company’s reporting requirements under Section 13(a) of the Exchange Act will be immediately suspended, however, the actual termination of the Section 12(g) registration may take up to 90 days after filing, as determined in the discretion of the Commission. During the period between filing the Form 15 and the actual termination of registration, both the proxy rules and Section 16 of the Exchange Act (including the reporting obligations of Section 16(a), the short-swing profit recapture rules of Section 16(b) and short sale rules of Section 16(c)) continue to apply to the Company.

In the event the Proposed Amendment becomes effective, the Company intends to enter into a separate letter agreement with each of Bennett Management Corporation and Dupont Capital Management (the “Letter Agreements”). Each Letter Agreement will provide the stockholder counterparty with the right to require the Company to re-register the Common Stock under Section 12(g) of the Exchange Act, provided certain ownership thresholds are met at the time of the re-registration request. The rights set forth in each Letter Agreement will not be transferable upon the transfer, sale or gift of the shares of Common Stock or the Preferred Stock held by such stockholder, as the case may be.

Reason for Amendment

The Company wishes to be able to terminate its reporting obligations under Section 13(a) of the Exchange Act in order to conserve the substantial Company resources currently expended in connection with the Company’s preparation and filing of annual, quarterly and other periodic reports with the Commission.

The Company had less than 300 holders of record (as defined by Rule 12g5-1 under the Exchange Act) on January 1, 2009. As a result, (1) the reporting requirements of Section 15(d) of the Exchange Act previously applicable to the Company have been automatically suspended by operation of law in accordance with provisions of the same section, and (2) the Company is currently eligible to terminate the registration of its Common Stock pursuant to Rule 12(g)-4 of the Exchange Act. But for the existing prohibition in the Registration Rights Agreement, the Company currently would be permitted to terminate its reporting obligations under Section 13(a) of the Exchange Act without further stockholder action.

Effect of Amendment On Existing Security Holders

If adopted, the Proposed Amendment will permit the Company to terminate its reporting obligations under Section 13(a) of the Exchange Act, meaning that the Company will not be obligated, and will cease, filling annual, quarterly and other reports with the Commission, which could limit public information related to the Company’s financial condition, results of operations and cash flows, which may adversely affect liquidity, trading markets and trading prices for the Company’s outstanding equity securities, including the Common Stock. For example, as a non-reporting entity, the Company will not be permitted to trade on the Over-The-Counter Bulletin Board and will be wholly dependent on third-party market-makers in order to trade on the Pink Sheets.

In connection with the adoption of the Proposed Amendment, the Company will continue to furnish certain annual and quarterly financial information to all holders of the Common Stock, however, this subset of financial information by definition will not include all of the information that is contained in the types of annual and quarterly reports that the Company previously filed with the Commission. Holders of Common Stock should note that from and after the effectiveness of the Proposed Amendment, each present and future holder of Common Stock will be bound by the Proposed Amendment, whether or not such holder delivered a consent in connection with this Solicitation.

The terms of the Proposed Amendment also provide the holders of not less than 25% of the Company’s then outstanding Common Stock with the ability to require the Company to re-register its Common Stock under Section 12 of the Exchange Act, such that the Company thereafter becomes obligated to file reports and other information with the Commission.

The Board of Directors believes that it is in the best interest of the Company and its stockholders to adopt the Proposed Amendment at this time so as to conserve the substantial Company resources currently expended in connection with the Company’s preparation and filing of annual, quarterly and other periodic reports with the Commission.

Fees and Expenses

The Company will bear the costs of the Solicitation, including the fees and expenses of the Information and Tabulation Agent (other than printing and mailing expenses). Brokers, dealers, commercial banks, trust companies and other nominees will be reimbursed by the Information and Tabulation Agent, by application of funds provided by the Company, for customary mailing and handling expenses incurred by them in forwarding material to their customers. The Company will pay all other fees and expenses attributable to the Solicitation, other than expenses incurred by holders or beneficial owners of the Common Stock.

Dissenters’ Rights

Under Delaware corporate law and the Company’s Certificate of Incorporation and bylaws, holders of the Common Stock will not be entitled to dissenters’ rights with respect to the Proposed Amendment.

Board Recommendation and Required Approval

The Board of Directors believes that the Proposed Amendment is in the best interest of the Company and its stockholders and recommends that the stockholders approve the Proposed Amendment. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock as of the Record Date is required for approval of the Proposed Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A CONSENT “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT, TO PERMIT THE COMPANY TO TERMINATE ITS REPORTING OBLIGATIONS UNDER SECTION 13(A) OF THE EXCHANGE ACT.

SUBMISSION OF STOCKHOLDER PROPOSALS
FOR NEXT ANNUAL MEETING

Stockholders wishing to submit proposals for consideration by the Company’s Board of Directors at the Company’s next annual meeting of stockholders should submit them in writing to the attention of the Chief Executive Officer of the Company a reasonable time before the Company begins to print and mail its proxy materials, so that the Company may consider such proposals for inclusion in its proxy statement and form of proxy for that meeting. The Company does not now have any definitive plans regarding the possible date of its next annual meeting of stockholders.

By Order of the Board of Directors,

Rochester Hills, Michigan January 20, 2009	Timothy D. Leuliette Chairman, President and Chief Executive Officer

EXHIBIT A

FIRST AMENDMENT TO THE
REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is dated as of       , 2009, by and among Dura Automotive Systems, Inc., a Delaware corporation (the “Company”), and each of the other Persons who are listed on the signature pages hereof, and amends the Registration Rights Agreement dated as of June 27, 2008, among the Company and the holders of the Company’s Series A Redeemable Voting Mandatorily Convertible Preferred Stock, par value $0.01 per share (the “Original Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Original Agreement.

RECITALS

This Amendment is made with reference to the following facts and circumstances:

(A)	The parties to the Original Agreement desire to amend Section 9 of the Original Agreement so that the Company may be permitted to terminate its reporting obligations under Section 13(a) of the Exchange Act; and

(B)	Section 12(l) of the Original Agreement requires the Company to obtain the vote of the of the holders of at least a majority of the Company’s common stock, par value $0.01 per share, in order to amend Section 9 of the Original Agreement.

In consideration of the foregoing recitals and in further consideration of the mutual covenants and agreements hereinafter contained and contained in the Original Agreement, the parties hereto agree, subject to the terms and conditions hereinafter set forth, as follows.

AGREEMENT

1. Section 9 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

(a) Financial Reporting.  So long as the Company is not required to file reports and other information with the Securities and Exchange Commission, the Company will furnish to the holders of its shares of common stock the following information in the manner proscribed below:

(1) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited consolidated balance sheets of the Company and its Subsidiaries (other than, to the extent not required to be included therein under generally accepted accounting principles (“GAAP”), any foreign subsidiary with respect to which bankruptcy, insolvency, administration or similar proceedings have commenced) as at the end of such fiscal quarter and the related unaudited consolidated statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous fiscal year; and

(2) within 120 days after the end of such fiscal year (other than the fiscal year ending December 31, 2008, in which case the period shall be 180 days), (i) the consolidated balance sheets of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the previous fiscal year; and (ii) with respect to such consolidated financial statements a report thereon of Deloitte & Touche LLP or other independent certified public accountants of recognized international standing selected by the Company (which report shall be unqualified as to scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards).

The financial information referenced in clauses (1) and (2) above shall be accompanied by commentary from the Company explaining the results of operations for the most recently completed period and the overall condition of the Company’s business. The Company shall either maintain a website to which holders of the common stock and prospective investors are given access to the financial information referred to in clauses (1) and (2) above or distribute via electronic mail such financial information to holders of the common stock and prospective investors who request to receive such distributions).

(b) Exchange Act Registration.  Beginning after June 30, 2010, the holders representing not less than 25% of the Company’s outstanding shares of common stock may require the Company to register its common stock under Section 12 of the Exchange Act, such that the Company thereafter becomes obligated to file reports and other information with the Securities and Exchange Commission. Such registration demand shall be signed by the requisite number of holders and otherwise be made by giving written notice to the Company (the “Registration Notice”). Upon receipt of the Registration Notice, the Company shall use its commercially reasonable efforts to effect the registration, and pursuant thereto the Company shall prepare and file with the Commission a registration statement on Form 10 (or any successor form) with respect to such common stock within 120 days of its receipt of the Registration Notice and use its commercially reasonable efforts to cause such registration statement to become effective under the Exchange Act within 180 days of its filing with the Securities and Exchange Commission. Notwithstanding the foregoing, the Company shall be entitled to postpone, for a reasonable period of time, the filing of, or the effectiveness of, the registration statement, if the Board determines in its reasonable good faith judgment that it possesses material nonpublic information the disclosure of which would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its consolidated Subsidiaries; provided that (i) the duration of such postponement or suspension (a “Suspension Period”) may not exceed more than 90 consecutive days or more than 120 days in the aggregate in any 12 month period, and (ii) the Company may not effect any suspension under this provision more than one time in any 12 month period. Such Suspension Period may be effected only if the Board determines in its good faith that such suspension is in the best interest of the Company and its stockholders. The 120 and 180 day periods set forth above shall be tolled during any Suspension Period. The Company shall be responsible for all expenses incident to the registration of the common stock contemplated hereby.”

2.	Except to the extent expressly amended by the terms of this Amendment, all terms and conditions of the Original Agreement and all other instruments and agreements executed thereunder or in connection therewith shall remain in full force and effect in accordance with their terms. This Amendment may be amended, supplemented, modified or waived only in accordance with the provisions of the Original Agreement.

3.	From and after the date hereof, all references to the “Agreement” in the Original Agreement shall be deemed to be references to the Original Agreement as amended by this Amendment.

4.	This Amendment may be executed in one or more counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same instrument. Signatures appearing on documents transmitted via an email pdf file or facsimile shall be deemed to be originals for purposes of this Amendment.

5.	This Amendment and the Original Agreement constitute the entire agreement between the parties, and supersede all prior agreements and understandings, oral and written, between the parties hereto, with respect to

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the subject matter hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

*  *  *  *  *

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Registration Rights Agreement as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.

By:
Name:     Timothy D. Leuliette

Title:	Chairman, President and Chief Executive Officer

REQUISITE CONSENTING HOLDERS OF
COMMON STOCK

By:
Name:

Title:	Authorized Signatory

A-3

LETTER OF CONSENT

DURA AUTOMOTIVE SYSTEMS, INC.

Concerning Solicitation of Consents to the Proposed Amendment to the Registration Rights Agreement
Permitting Dura Automotive Systems, Inc. to Terminate its Reporting Obligations
under Section 13(a) of the Securities Exchange Act of 1934

Common Stock, par value $0.01 per share (CUSIP No. 26632V 10 2)

PURSUANT TO THE CONSENT SOLICITATION STATEMENT
DATED JANUARY 20, 2009

PLEASE READ AND FOLLOW THESE INSTRUCTIONS CAREFULLY. COMPLETE, DULY EXECUTE AND RETURN THIS LETTER OF CONSENT PROMPTLY TO THE INFORMATION AND TABULATION AGENT. THIS CONSENT FORM MUST BE RECEIVED BY THE INFORMATION AND TABULATION AGENT AS SOON AS POSSIBLE, BUT IN ANY EVENT NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 20, 2009 (AS SUCH DATE MAY BE EXTENDED AS DESCRIBED HEREIN, THE “CONSENT DATE”). NO CONSENT CAN BE GIVEN EFFECT UNLESS THIS LETTER OF CONSENT IS PROPERLY COMPLETED, DULY EXECUTED AND DELIVERED TO THE INFORMATION AND TABULATION AGENT BY FACSIMILE OR ELECTRONIC TRANSMISSION (CONFIRMED BY PHYSICAL DELIVERY), HAND, MAIL OR OVERNIGHT COURIER AT THE ADDRESS BELOW. CONSENTS MAY BE REVOKED PRIOR TO THE EFFECTIVE DATE OF THE PROPOSED AMENDMENT, BUT NOT THEREAFTER, AS DESCRIBED IN THE CONSENT SOLICITATION STATEMENT REFERRED TO BELOW.

Please complete, duly execute and deliver this Letter of Consent by facsimile or electronic transmission (confirmed by physical delivery), hand, mail or overnight courier to the Information and Tabulation Agent, D.F. King & Co., Inc., at the following address:

By facsimile:
(For Eligible Institutions only):
(212) 809-8838

Confirmation:
(212) 493-6996
Attn: Elton Bagley

By Mail, Overnight Courier or By Hand:
48 Wall Street, 22nd Floor
New York, New York 10005

The Consent Solicitation is made by Dura Automotive Systems, Inc., a Delaware corporation (the “Company”), only to holders (as defined below) as of the Record Date (as defined below) of the Company’s common stock, par value $0.01 per share (CUSIP No. 26632V 10 2) (the “Common Stock”) issued by the Company in order to amend the Registration Rights Agreement, dated June 27, 2008 (the “Registration Rights Agreement”), by and among the Company and the holders of the Company’s Series A Redeemable Voting Mandatorily Convertible Preferred Stock, par value $0.01 per share, in order to permit the Company to terminate its periodic reporting obligations under Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Proposed Amendment”), as more fully described in the accompanying Consent Solicitation Statement dated January 20, 2009 (the “Consent Solicitation Statement”) of the Company.

The term “Record Date” as used herein means 5:00 p.m., New York City time, on January 15, 2009, and the term “holder” means each person shown on the records of the registrar for the Common Stock as a registered holder on the Record Date.

Capitalized terms used herein but not defined herein have the meanings given to them in the Consent Solicitation Statement.

Only holders or their duly designated proxies (“Duly Designated Proxies”) are eligible to consent to the Proposed Amendment. Any Beneficial Holder of Common Stock who is not a holder of record of such Common Stock must arrange with the person who is the holder or such holder’s assignee or nominee to (i) execute and deliver a Letter of Consent on behalf of such Beneficial Holder or (ii) deliver a proxy so that such Beneficial Holder can execute and deliver a Letter of Consent on its own behalf. For purposes of the Consent Solicitation, The Depository Trust Company (“DTC”) has authorized DTC participants (“Participants”) set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were holders of the Common Stock held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “holder” shall be deemed to include such Participants.

CONSENT TO PROPOSED AMENDMENT

By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement and hereby represents and warrants that the undersigned is a holder (or Duly Designated Proxy) of the Common Stock indicated below and has full power and authority to take the action indicated below in respect of such Common Stock. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to perfect the undersigned’s consent to the Proposed Amendment.

The undersigned acknowledges that Letters of Consent delivered pursuant to any one of the procedures described in the Instructions included in this Letter of Consent will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Consent Solicitation. The undersigned hereby agrees that he, she or it will not revoke any consent the undersigned grants hereby except in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

Unless otherwise specified in the table below, this Letter of Consent relates to the total aggregate number of shares of Common Stock held of record by the undersigned at the close of business on the Record Date. If this Letter of Consent relates to less than the total aggregate number of shares of Common Stock so held, the correct number as to which consent is provided should be listed in the far right column.

The undersigned authorizes the Information and Tabulation Agent to deliver this Letter of Consent and any proxy delivered in connection herewith to the Company as evidence of the undersigned’s actions with respect to the Proposed Amendment.

Number of Shares of
Common Stock with
Name and Address of Holder	Aggregate Number of Shares	Respect to which
(Please Include DTC Participant Number)	of Common Stock**	Consents are Given**

Total: Number of Shares Consenting

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IMPORTANT — READ CAREFULLY

If this Letter of Consent is executed by the holder, it must be executed in exactly the same manner as the name of the holder appears on the stock certificates representing the Common Stock. An authorized Participant must execute this Letter of Consent exactly as his, her or its name appears on DTC’s position listing as of the Record Date. If the shares of Common Stock are held of record by two or more joint holders, all such holders must sign the Letter of Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other holder acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit proper evidence satisfactory to the Company of such person’s authority to so act. If the shares of Common Stock with respect to which consents are given are registered in different names, separate Letters of Consent must be executed covering each form of registration. If a Letter of Consent is executed by a person other than the holder, then such person must have been authorized by proxy or in some other manner acceptable to the Company to vote the applicable shares of Common Stock on behalf of the holder.

Each holder (or its Duly Designated Proxy, representative or attorney-in-fact) whose signature appears below constitutes and appoints Jeffrey Stafeil and Theresa Skotak, and each of them, its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for it and in its name, place and stead, in any and all capacities to execute the First Amendment to the Registration Rights Agreement, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGN HERE

Signature(s) of Holder(s)

Date:

Name(s):

(Please Print)

Capacity (Full Title):

Address:
(Include Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security No.

GUARANTEE OF SIGNATURE(S)
(If required, see Instructions 5 and 6 below)

Authorized Signature:

Name and Title:
(Please print)

Dated:

Name of Firm:

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FORM OF PROXY WITH RESPECT TO THE CONSENT SOLICITATION

The undersigned hereby irrevocably appoints                      as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver the Letter of Consent on which this form of proxy is set forth with respect to the Common Stock in accordance with the terms of the Consent Solicitation described in the Consent Solicitation Statement, with all the power the undersigned would possess if consenting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE ON THE CONSENT DATE.

IMPORTANT — READ CAREFULLY

This proxy must be signed by the holder(s) as their name(s) appear on the stock certificates representing the Common Stock. If there are two or more holders, each should sign. If a signatory is a corporation, please give full corporate names and have a duly authorized officer sign, stating title. If a signatory is a partnership or trust, please sign in the partnership or trust name by a duly authorized person. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full name. See Instruction 5.

PLEASE SIGN BELOW
(See Instructions 1 and 5)

X:

X:
Signature(s) of Owner(s)

Dated:  , 2009

PLEASE TYPE OR PRINT INFORMATION BELOW

Name(s):

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone Number:

SIGNATURE GUARANTEE
(If Required, see Instructions 5 and 6)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)
(Title)
(Name of Firm)
Dated: , 2009

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INSTRUCTIONS FOR CONSENTING HOLDERS
(FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION)

1.	Delivery of this Letter of Consent. Subject to the terms and conditions set forth herein and in the Consent Solicitation Statement, a properly completed and duly executed copy of this Letter of Consent and other documents required by this Letter of Consent must be received by the Information and Tabulation Agent at its address or facsimile number set forth on the cover hereof on or prior to the Consent Date. The method of delivery of this Letter of Consent and all other required documents to the Information and Tabulation Agent is at the risk of the holder or Duly Designated Proxy, and the delivery will be deemed made only when actually received by the Information and Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Consent should be sent to any person other than the Information and Tabulation Agent.

By delivering this Letter of Consent, a holder (or its Duly Designated Proxy, representative or attorney-in-fact) consents to the appointment of authorized officers of the Company as its attorney-in-fact and agent to execute the First Amendment to the Registration Rights Agreement on its behalf.

Any Beneficial Holder of Common Stock who is not a holder of such Common Stock must arrange with the person who is the holder (e.g., the Beneficial Holder’s broker, dealer, commercial bank, trust company or other nominee institution) or such holder’s assignee or nominee to (i) execute and deliver this Letter of Consent on behalf of such Beneficial Holder or (ii) deliver a proxy so that such Beneficial Holder can execute and deliver a Letter of Consent on its own behalf.

2.	Consent Date. The Consent Solicitation expires at 5:00 p.m., New York City time, on February 20, 2009, unless the Company, in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term “Consent Date” shall mean the latest date and time as so extended. In order to extend the Consent Date, the Company will notify the Information and Tabulation Agent in writing or orally of any extension and will make a public announcement thereof by press release, prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Consent Date. The Company may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines in its sole discretion. Failure by any holder or Beneficial Holder of the Common Stock to be so notified will not affect the extension of the Consent Solicitation.

3.	Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by the Company, the determinations of which will be conclusive and binding. The Company reserves the absolute right in its sole discretion to reject any or all consents and revocations that are not in proper form or the acceptance of which could, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the right to waive any irregularities in connection with deliveries, or the Company may require that such irregularities be cured within such time as the Company determines. None of the Company, the Information and Tabulation Agent or any other person shall have any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Letters of Consent or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. The Company’s interpretation of the terms and conditions of the Consent Solicitation (including this Letter of Consent and the accompanying Consent Solicitation Statement and the Instructions hereto and thereto) will be binding on all parties.

4.	Holders Entitled to Consent. Only a holder (or its Duly Designated Proxy, representative or attorney-in-fact) or another person who has complied with the procedures set forth below may execute and deliver a Letter of Consent. Any Beneficial Holder or registered holder of Common Stock who is not the holder thereof (e.g., the Beneficial Holder’s broker, dealer, commercial bank, trust company or other nominee institution) must arrange with such holder(s) or such holder’s assignee or nominee to (i) execute and deliver this Letter of Consent to the Information and Tabulation Agent on behalf of such Beneficial Holder or (ii) deliver a proxy so that such Beneficial Holder can execute and deliver a Letter of Consent on its own behalf. For purposes of the Consent Solicitation, the term “holder” shall be deemed to include Participants through which a Beneficial Holder’s Common Stock may be held of record as of the Record Date in DTC. A consent by a

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holder or Duly Designated Proxy is a continuing consent notwithstanding that ownership of a Note has been transferred subsequent to the Record Date, unless the holder or Duly Designated Proxy timely revokes the prior consent in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

5.	Signatures on this Letter of Consent. If this Letter of Consent is signed by the holder(s) of shares of Common Stock with respect to which this Letter of Consent is given, the signature(s) of such holder(s) must correspond with the name(s) as contained on the books of the Common Stock register or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever.

If any of the shares of Common Stock with respect to which this Letter of Consent is given were held of record on the Record Date by two or more joint holders, all such holders must sign this Letter of Consent. If any shares of Common Stock with respect to which this Letter of Consent is given have different holders, it will be necessary to complete, sign and submit as many separate copies of this Letter of Consent and any necessary accompanying documents as there are different holders.

If this Letter of Consent is signed by trustees, executors, administrators, guardians, Duly Designated Proxies, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons must indicate such fact when signing and must, unless waived by the Company in its sole discretion, submit evidence satisfactory to the Company of their authority to so act along with this Letter of Consent.

6.	Signature Guarantees. All signatures on this Letter of Consent must be guaranteed by a firm or other entity identified in Rule l7Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings institution that is a participant in a Securities Transfer Association recognized program (each an “Eligible Institution”). However, signatures need not be guaranteed if this Letter of Consent is given by or for the account of an Eligible Institution. If the holder of the Common Stock is a person other than the person who signed this Letter of Consent, see Instruction 5.

7.	Revocation of Consent. Any holder (or Duly Designated Proxy) of Common Stock as to which a consent has been given may revoke such consent as to such shares of Common Stock or any portion of such Common Stock by delivering a written notice of revocation or a changed Letter of Consent bearing a date later than the date of the prior Letter of Consent to the Information and Tabulation Agent at any time prior to the Consent Date (or, if earlier, the date on which at least the minimum number of shares have consented in order to approve the Proposed Amendment). Any notice of revocation received after the effective date of the Proposed Amendment will not be effective. The transfer of the Common Stock after the Record Date will not have the effect of revoking any consent previously validly given by a holder of such Common Stock or Duly Designated Proxy, and each properly completed and executed Letter of Consent will be counted notwithstanding any transfer of the Common Stock to which such consent relates, unless the procedure for revoking consents described below has been complied with.

To be effective, a notice of revocation must be in writing, must contain the name of the holder and the number of shares of Common Stock to which it relates and must be (a) signed in the same manner as the original Letter of Consent or (b) accompanied by a duly executed proxy or other authorization (in form satisfactory to the Company). Revocation of consents must be sent to the Information and Tabulation Agent at its address set forth in this Letter of Consent.

To be effective, the revocation must be executed by the holder in the same manner as the name of such holder appears on the books of the register of the Common Stock or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever. If a revocation is signed by a trustee, executor, administrator, guardian, Duly Designated Proxy, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must, unless waived by the Company in its sole discretion, submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the consent will be effective only as to the shares of Common Stock listed on the revocation and only if such revocation complies with the provisions of this Letter of Consent and

6

the Consent Solicitation Statement. Only a holder (or Duly Designated Proxy) is entitled to revoke a consent previously given. A Beneficial Holder of Common Stock must arrange with the holder to execute and deliver on its behalf a revocation of any consent already given with respect to such Common Stock. A transfer of Common Stock after the Record Date must be accompanied by a duly executed proxy from the relevant holder if the subsequent transferee is to have revocation rights with respect to the relevant consent to the Proposed Amendment. A purported notice of revocation that is not received by the Information and Tabulation Agent in a timely fashion and accepted by the Company as a valid revocation will not be effective to revoke a consent previously given.

A revocation of a consent may be rescinded only by the delivery of a written notice of revocation or the execution and delivery of a new Letter of Consent. A holder who has delivered a revocation may thereafter deliver a new Letter of Consent by following one of the described procedures at any time prior to the effective date of the Proposed Amendment.

Prior to the effective date of the Proposed Amendment, the Company intends to consult with the Information and Tabulation Agent to determine whether the Information and Tabulation Agent has received any revocations of consents. The Company reserves the right to contest the validity of any such revocations.

8.	Waiver of Conditions. The Company reserves the absolute right, subject to applicable law, to amend, waive or modify the terms and conditions of the Consent Solicitation.

9.	Questions and Requests for Assistance and Additional Copies. Questions regarding the Consent Solicitation and requests for assistance in completing and delivery of this Letter of Consent or for additional copies of the Consent Solicitation Statement, this Letter of Consent or other related documents should be directed to the Information and Tabulation Agent:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll Free: (800) 290-6426

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